UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

POW! ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52414 (Commission File Number)	90-0139831 (I.R.S. Employer Identification No.)

9440 Santa Monica Boulevard, #620, Beverly Hills, CA 90210
(Address of principal executive offices with Zip Code)

310-275-9933
(Registrant’s telephone number,
 including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On June 27, 2011, POW! Entertainment, Inc. sold for $500,000 the theatrical motion picture rights to a Chinese superhero epic to Magic Storm Entertainment LLC.  The Company will recognize the full $500,000 as revenue for the three months ended June 30, 2011. An additional amount of $375,000 will be due upon commencement of principal photography.  However, there can be no assurance if or when such principal photography will commence. The Purchase Agreement is filed as Exhibit 10.16 to this Form 8-K and the foregoing summary is subject to the actual terms provided therein.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit	Description

10.16	Purchase Agreement between POW! Entertainment, Inc. and Magic Storm Entertainment, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2011	POW! Entertainment, Inc. (Registrant)

	By:	/s/ Gill Champion
Gill Champion, President & CEO